Exhibit 99.1
J.P. Morgan Healthcare Conference January 14, 2025 Jeff Simmons President & Chief Executive Officer

© 2025 Elanco or its affiliates This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including, without limitation, our expected 2024 full year and fourth quarter results, our 2025 outlook and long-term expectations, our expectations regarding debt levels and expectations regarding out industry and our operations, performance and financial condition, and including, in particular, statements relating to our business, growth strategies, distribution strategies, product development efforts and future expenses. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the following: operating in a highly competitive industry; the success of our research and development (R&D) and licensing efforts; the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein; competition from generic products that may be viewed as more cost-effective; changes in regulatory restrictions on the use of antibiotics in farm animals; an outbreak of infectious disease carried by farm animals; risks related to the evaluation of animals; consolidation of our customers and distributors; the impact of increased or decreased sales into our distribution channels resulting in fluctuations in our revenues; our dependence on the success of our top products; our ability to complete acquisitions and divestitures and to successfully integrate the businesses we acquire; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; manufacturing problems and capacity imbalances, including at our contract manufacturers; fluctuations in inventory levels in our distribution channels; risks related to the use of artificial intelligence (AI) in our business; our dependence on sophisticated information technology systems and infrastructure, including the use of third-party, cloud-based technologies, and the impact of outages or breaches of the information technology systems and infrastructure we rely on; the impact of weather conditions, including those related to climate change, and the availability of natural resources; demand, supply and operational challenges associated with the effects of a human disease outbreak, epidemic, pandemic or other widespread public health concern; the loss of key personnel or highly skilled employees; adverse effects of labor disputes, strikes and/or work stoppages; the effect of our substantial indebtedness on our business, including restrictions in our debt agreements that limit our operating flexibility and changes in our credit ratings that lead to higher borrowing expenses and may restrict access to credit; changes in interest rates that may adversely affect our earnings and cash flows; risks related to the write-down of goodwill or identifiable intangible assets; the lack of availability or significant increases in the cost of raw materials; risks related to our presence in foreign markets; risks related to currency rate fluctuations; risks related to underfunded pension plan liabilities; our current plan not to pay dividends and restrictions on our ability to pay dividends; the potential impact that actions by activist shareholders could have on the pursuit of our business strategies; risks related to tax expense or exposure; actions by regulatory bodies, including as a result of their interpretation of studies on product safety; the possible slowing or cessation of acceptance and/or adoption of our farm animal sustainability initiatives; the impact of increased regulation or decreased governmental financial support related to the raising, processing or consumption of farm animals; risks related to the modification of foreign trade policy; the impact of litigation, regulatory investigations, and other legal matters, including the risk to our reputation and the risk that our insurance policies may be insufficient to protect us from the impact of such matters; challenges to our intellectual property rights or our alleged violation of rights of others; misuse, off-label or counterfeiting use of our products; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products; insufficient insurance coverage against hazards and claims; compliance with privacy laws and security of information; and risks related to environmental, health and safety laws and regulations. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see our latest Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission. We undertake no duty to update forward-looking statements. Forward-looking statements 2

J.P. Morgan Healthcare Conference | January 2025

Launching Our Diverse Portfolio of Innovation

Six potential blockbusters on track, expected to accelerate revenue to mid-single digit (MSD) organic constant currency growth in 2025

Five key updates since November earnings call:

- ✓ Launching and shipping **Credelio Quattro** this month
- ✓ **Zenrelia** tracking to expectations, adding several hundred clinics per week; accelerating DTC to start this month
- ✓ Increasing **AdTab** peak sales opportunity to blockbuster status
- ✓ Blockbuster status achieved for **Experior** in the U.S. alone; heifer clearance driving continued growth
- ✓ **Carbon inset market** proven as dairy farmers earned ~$10M for credits created by using **Rumensin**


Elanco

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Attractive, Growing Markets Delivering Consistent, High-Impact Innovation Sustainable Revenue Growth, Margin Expansion Multiple Expansion Opportunity Positioned to Win and Gain Market Share ~$41B1 global animal health pharmaceutical industry across Pet Health ($16B) and Farm Animal ($25B) with consistent MSD growth driven by durable trends Top-tier global player with portfolio diversity across pets and farm animals, growing leadership in Farm Animal and Pet Retail, and innovation launching in key pet health markets Six potential blockbusters contributing to an expected incremental $600- $700 million in revenue from innovation in 2025, with parallel focus on advancing the next wave of the pipeline Accelerating revenue growth expected in 2024 and 2025, with increasing contribution from innovation and stabilizing base business leading to sustainable growth over time; optimized infrastructure enabling margin expansion in 2026 and beyond Accelerating topline growth, anticipated margin expansion, and improving leverage profile create opportunity for shareholder value creation J.P. Morgan Healthcare Conference | January 2025 4 An Animal Health Leader Entering the Next Era Well-positioned to deliver sustainable revenue growth and meaningful long-term value 1 Industry figures represent Elanco analysis of 2024 market data and internal estimates for animal health medicines and vaccines.

© 2025 Elanco or its affiliates 5 Animal Health: Attractive, Growing Markets with Positive Long-Term Tailwinds J.P. Morgan Healthcare Conference | January 2025 Farm Animal $25B Global Industry1 Protein demand growth globally driven by GDP and expanding protein diets Producers focused on food safety, disease prevention, and productivity Livestock sustainability expected to create the next economic opportunity in the industry Pet Health $16B Global Industry1 Pet ownership and “humanization” of pets a continued tailwind globally Increased compliance and convenience expected to drive growth Innovation and channel expansion across the value chain Elanco Equipped with Industry Success Factors: Broad Portfolios, Innovation, Omnichannel, Value-Added Capabilities and Global Reach 1 Industry figures represent Elanco analysis of 2024 market data and internal estimates for animal health medicines and vaccines.

© 2025 Elanco or its affiliates Elanco at a Glance A Global, Independent Leader Reaching the World’s Animals 1Non-GAAP financial measure. See Appendix to this presentation for more information, including GAAP to non-GAAP reconciliations. 2 Facts and figures shown are as of Dec. 31, 2023; excluding contribution from the aqua business which the company divested July 9, 2024. We provide medicines and services to help veterinarians, and pet owners improve care for pets and enable farmers to raise healthier livestock more sustainably $4.44 B Revenue $0.92 Adj. EPS1 $915 M Adj. EBITDA1 Diverse, Global Portfolio2 9 Blockbusters >$100M in annual revenue 5 Core Species Pet health & farm animals Dogs, cats, cattle, swine, and poultry 90+ countries served 200+ brands sold for pets & farm animals Balanced Portfolio Between pet health and livestock products revenue 55% Revenue from outside the U.S. ~1,000 R&D Employees ~2,000 Sales Representatives ~9,300 Employees worldwide 18 Manufacturing sites Key Financial Metrics 2024 Guidance Midpoint (as of November 7, 2024) J.P. Morgan Healthcare Conference | January 2025 6

© 2025 Elanco or its affiliates Established Foundation Focused on Animal Health Acquisitions for portfolio diversity; Spin-out of Eli Lilly with 2018 IPO; Dedicated sites & systems An independent leader with an optimized cost base positioned to reach the world’s animals at scale Balanced Mix & Increased Scale Portfolio diversifying acquisition of Bayer Animal Health increased global scale, with productivity focus Acquisitions balanced portfolio mix between pet health and farm animal, U.S. and International, with expansion into omnichannel and innovative technologies, including monoclonal antibodies. Productivity focus drove cost savings and enhanced efficiency Innovation Delivered & Enhanced Capabilities Late-stage pipeline delivered; Strategy streamlined; Launch efforts re-imagined Refined R&D approach delivered late-stage pipeline assets, while reinforcing commitment to most significant value creation opportunities in pet health and livestock sustainability Expansion and enhancement of commercial sales force in pet health to capitalize on innovative products. Strategic divesture of aqua business drove significant reduction in balance sheet leverage Elanco’s Strategic Trajectory Poised for Sustainable Revenue Growth Multiple approved potential blockbusters and a stabilizing base to drive growth Accelerating contribution from innovation, majority already approved, and a stabilizing base business expected to drive sustainable growth. Leveraging the existing cost base allows for expected margin expansion in 2026 and beyond J.P. Morgan Healthcare Conference | January 2025 7 From a Pharma Division to a Global, Independent Leader 2021-2024 2018-2020 2019-2021 2025 & Beyond

© 2025 Elanco or its affiliates n I novation Portfolio Productivity Customer Veterinarian Farmer Pet Owner IPP: Innovation, Portfolio, Productivity Elanco’s Strategy to Deliver Value to All Stakeholders, Rooted in a Deep Focus on the Customer Deliver consistent, high-impact Innovation Continuously improve Productivity & cash flow 8 Optimize our diverse Portfolio to grow market share J.P. Morgan Healthcare Conference | January 2025

© 2025 Elanco or its affiliates Accelerating Topline Growth Driven by Portfolio Diversity, Innovation Contribution and Key Growth Enablers 1YTD Data as of Sep. 30, 2024; excludes the aqua business and contract manufacturing. 2Pet Health revenue represents dogs and cats. 3Cattle revenue represents all ruminants, inclusive of beef and dairy cattle, sheep and goats. 4Excludes impact of aqua divestiture which was completed July 9, 2024. Diversity Across Geography and Species Drives Durability1 Revenue category by geography Revenue by species 51% 23% 18% 8% Pet Health2 Cattle3 Poultry Swine Percentages may not add due to rounding. -3% 1% 3% -5% -3% -1% 1% 3% 5% 7% 2022 2023 2024e 2025e 23% 30% 18% 29% Pet Health Farm Animal International U.S. J.P. Morgan Healthcare Conference | January 2025 nI novation Portfolio Productivity Customer -3% 1% 3%4 MSD%4 9 Expected Revenue Trajectory Constant currency change year over year

J.P. Morgan Healthcare Conference | January 2025

Global **Pet Health** Strategic Framework

Vision

Helping pets live longer, healthier, more active lives

Market Positioning

Innovation · Portfolio · Productivity · Customer

Parasiticides

Omnichannel offerings with retail leadership and innovation to drive growth in largest pet health market

Advantage FAMILY · Seresto · AdTab · INTERCEPTOR PLUS (milbemycin oxime/praziquantel) · Credelio (lotilaner) FAMILY · Credelio Quattro

Dermatology

Differentiated entrant into fast growing global market with robust pipeline including monoclonal antibody product and multiple shots on goal

Zenrelia · IL-31 mAb

Pain & Other Therapeutics

Broad portfolio for dogs and cats, including pain products across modes of action, indications, and disease stages

Galliprant (grapiprant) · Zorbium (buprenorphine transdermal solution) · Bexacat (bexagliflozin tablets) · Canine Parvovirus Monoclonal Antibody

Vaccines[1]

Prevention coverage for a number of important pet health risks

truFel · truCan

[1] US only.

One of only two animal health companies to have full pet health portfolio

Pet Health Key Enablers

Innovation Address unmet needs and expand portfolio

Share of Voice Increase product awareness with our customers

Physical Availability Maximize access to our products

Price Execution Optimize value based on willingness to pay

Elanco

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© 2024 Elanco or its affiliates Portfolio Comprehensive, complementary product offerings Value Beyond Product Data and analytics to drive improved outcomes Innovation Solutions to producers’ greatest challenges Price Execution Optimize value based on willingness to pay Global Farm Animal Strategic Framework Efficiency & Performance Disease Prevention & Treatment 11 Trusted partners with best-in-class products and services that create solutions to animal health challenges Market leading portfolio of medicated feed additives that increase production efficiency providing value for the producer J.P. Morgan Healthcare Conference | January 2025 Vision Helping farmers improve animal health and wellbeing, and raise livestock more sustainably Food Safety Partnering with producers by offering a portfolio of vaccines, insecticides, and feed additives and serving as a leading industry advocate Sustainability Building new market with portfolio of innovative sustainability solutions that provide an economic benefit to cattle farmers Farm Animal Key Enablers Market Positioning nI novation Portfolio Productivity Customer

© 2025 Elanco or its affiliates A Livestock Carbon Inset Marketplace Creating Value for Dairy Farmers & Food Companies Dairy farmers now have a new value stream opportunity by using product interventions and third-party accepted protocols to monetize GHG emissions reductions via the newly established carbon inset market The carbon inset marketplace establishes the forum to connect food companies with their direct dairy supply chain and allow for value exchange to compensate for the use of tools to reduce greenhouse gas emissions Market Established Food companies have a viable path to directly reducing the environmental footprint of their supply chains allowing for alignment to changing consumer preferences, increased brand strength, and advancement toward stated goals Multiple Nodes of Value Creation Developed tools to measure an operations on-farm carbon footprint Delivered product interventions, associated research and approved protocols to efficiently reduce greenhouse gas emissions at scale Invested in carbon inset marketplace and helped shape development J.P. Morgan Healthcare Conference | January 2025 Elanco Driving Progress 12

© 2025 Elanco or its affiliates 13 Focused on Delivering Consistent, High-Impact Innovation Life Cycle Management Extending the life and value of our existing brands with targeted life cycle management (LCM) is core to Elanco’s value proposition to customers and contributes to a stabilizing base LCM Opportunity Examples Label claim extensions Geographic expansions Species expansions Presentation and delivery Packaging and safety Regulatory registration renewals Advance Pipeline with Next Wave To deliver consistent, high-impact innovation over time, we are refilling our early-stage pipeline with the next wave of innovation – focused on first and best-in-class opportunities Targeted Areas of Focus Concentrated efforts in next generation: Pet parasiticides Pet dermatology Pet pain Livestock sustainability Leveraging existing platforms (e.g. mAb) and emerging spaces of unmet need Pipeline Progression: Shifting to Launch Mode First-in-class or differentiated potential blockbusters in high-value pet health market and pioneering new frontier markets with livestock sustainability Farm Animal Pet Health IL-31 mAb J.P. Morgan Healthcare Conference | January 2025 With three clear parallel priorities for the R&D organization nI novation Portfolio Productivity Customer

14 Asset Market Focus Species Approval1 Launch2 Peak Sales Opportunity3 Commentary Experior Ammonia Reduction U.S. Beef Feedlot (Rx) First-in-class; Combo clearance approval to drive expanded use in heifers Canine Parvovirus Monoclonal AB (CPMA) U.S. Vet (Rx) First-in-class; Elanco’s first monoclonal antibody; pursuing full approval via USDA AdTab Oral Flea/Tick EU Retail (OTC) Sales expectations increased to blockbuster potential Bovaer® Methane Reduction U.S. Dairy Q3 2024 First-in-class Zenrelia Dermatology Global Vet (Rx) Differentiated efficacy and convenience; Int’l approvals to date: Brazil, Japan, Canada Credelio Quattro Endecto Parasiticide U.S. Vet (Rx) Differentiated coverage launching into fast growing endecto market segment IL-31 SA Antibody Dermatology Global Vet (Rx) 2025 Differentiated monoclonal antibody pending USDA approval ≥$100M Q2 2024 Q3 2024 Q3 2024 Q3 2024 Q4 2024 Q2 2023 conditional Q3 2023 1Expected approval timing is subject to regulatory agency outcomes. 2Expected launch timing is based on regulatory agency outcomes and internal estimates and could change as programs evolve. 3Potential peak sales represent the level of annual sales expected for a product on a global basis at its peak. Seven Potential Blockbusters Expected to Fuel Revenue Growth in 2025 and Beyond nI novation Portfolio Productivity Customer J.P. Morgan Healthcare Conference | January 2025 Update since Q3 2024 Earnings Call January 2025 Q2 2023 Q2 2023

Pet Health Farm Animal 2021 2022 2023 2024-2025 Expected1 Innovation Expected to Deliver an Incremental $600-$700 Million of Revenue in 2025 1Expected launch timing is based on regulatory timelines and internal timeline estimates for regulatory, manufacturing and supply chain. The company typically expects to launch products 2 to 4 months after regulatory approval. Note: Expected innovation revenue of $600-$700 million is incremental in reference to 2020 sales and does not include the expected impact of cannibalization on the base portfolio. IL-31 Dermatology 2021 Actual 2022 Actual 2023 Actual 2024 Expected 2025 Expected $72 $133 $275 $600-$700 Farm Animal Pet Health Future contribution skewed toward profitable Pet Health launches, with peak sales expected beyond 2025 Key Product Approvals & Launches $420-$450 J.P. Morgan Healthcare Conference | January 2025 15 nI novation Portfolio Productivity Customer

© 2025 Elanco or its affiliates Major Innovation Product: Zenrelia J.P. Morgan Healthcare Conference | January 2025 Strong launch trajectory in growing canine dermatology market Momentum leading to acceleration of investment in DTC and other marketing Attractive Global Canine Dermatology Market ~$1.8B market1 demonstrating robust double-digit growth over the last decade Efficacy Validated Real world outcomes since launch in line with H2H study, now published U.S. Leading Indicators Strong Clinic penetration pacing ahead of expectations + Reorder rates accelerating = Accelerating number of clinics ordering monthly Value Resonating Convenience (once daily from the start) and affordability valued by consumers and veterinarians International Launches Begin Brazil and Japan launches tracking to expectations; Canada expected to launch in January; 2025 approvals expected in Europe and Australia 16 1 Industry figures represent Elanco analysis of 2024 market data and internal estimates for animal health medicines and vaccines.

© 2025 Elanco or its affiliates Confidence in Zenrelia Launch Trajectory 17 J.P. Morgan Healthcare Conference | January 2025 Positive launch momentum leading to acceleration of DTC into January Atopic dermatitis leading cause of veterinarian visits Positive real world efficacy supplements recently published head-to-head study Value resonating with KOLs, veterinarians, and consumers Game changer for my dog!

© 2025 Elanco or its affiliates Major Innovation Product: Credelio Quattro J.P. Morgan Healthcare Conference | January 2025 Launching into the fastest-growing segment in Animal Health Launching and shipping in January; investment expected to drive pet owner preference Emerging Endecto Market Significant growth in broad spectrum (endecto) market, now 25%+ of U.S. vet parasiticide market ($3.8B), taking share from legacy options Accretive Opportunity Meaningful growth opportunity with minimal cannibalization expected on existing ~$300M vet parasiticide portfolio Differentiation Value 3 dimensions of differentiation: broad coverage with tapeworm, others; heartworm prevention after one month; and speed of tick kill Enhanced Portfolio Relevance Significantly increases portfolio competitiveness and Elanco’s value proposition in the U.S. vet market 18 1 Industry figures represent Elanco analysis of 2024 market data and internal estimates for animal health medicines and vaccines. Canine Parasiticide Market Growth 1

J.P. Morgan Healthcare Conference | January 2025

Elanco

Major Innovation Product: Bovaer

Bovaer®

Livestock carbon inset marketplace creating value for dairy farmers & CPG companies

Carbon Inset Market Providing Value

~$10M earned by producers in 2024 from monetizing GHG emissions reductions created by use of Rumensin

CPG Demand

Multiple CPGs contracted with Athian to buy Bovaer credits in 2025

Farmer Demand

Over 900K dairy cows enrolled on UpLook™, Elanco's digital solution for quantifying GHG emissions reductions

Differentiation

A **first-in-class** methane reducing feed ingredient for cattle (dairy)

Portfolio Value Demonstrated

Introduction of innovation has provided additional demand for other **portfolio products**, like Rumensin, helping to insulate and stabilize the base

Continued progress building a new market in livestock sustainability

Elanco™
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© 2025 Elanco or its affiliates Anticipate future capital allocation flexibility available as leverage moves below 3x Financial Strength and Discipline Drive Improved Debt Profile 1Based on the company’s 2024 full year guidance and 2025 outlook as provided on November 7, 2024. 2Comparing the Operating Activities section of the Statement of Cash Flows from the nine months ended September 30, 2024 to the nine months ended September 30, 2023. Disciplined capital allocation strategy supports continued investment in the business and deleveraging Capital Allocation Priorities Debt Paydown Investment in Business Primary use of free cash flow Targeting below 3x over time R&D, manufacturing capex, commercial launches investment expected to drive sustainable topline growth in 2025 and beyond Balance Sheet Strengthens Expect gross debt reduction of $1.45B in 20241 Company-wide focus on cash conversion results in $250M YoY operating cash improvement2 J.P. Morgan Healthcare Conference | January 2025 20 nI novation Portfolio Productivity Customer 5.6x 2.5 3 3.5 4 4.5 5 5.5 6 Adj. Net Leverage Ratio Substantial Improvement to Adj. Net Leverage Ratio Mid 4x1 Low 4x-High 3x1 2023 2024e 2025e

Tailwinds Innovation sales ramp to $600-$700 million with multiple drivers, including: Zenrelia, Credelio Quattro, AdTab, CPMA, Bovaer, Experior OTC Pet Health retail strength Cattle & Poultry leadership Price growth Lower interest expense Headwinds Competition in U.S. Pet Health vet clinic business Farm Animal generics and poor swine economics Gross profit headwind related U.K. CMO ($25M-$35M) Elevated strategic investment in launching expected blockbusters Increased capex to support capacity expansion for mAb manufacturing Foreign exchange rate uncertainty 1Based on the company’s 2024 full year guidance and 2025 outlook as provided on November 7, 2024 with Fx rates as of late October. 2Refers to organic constant currency growth, excluding the impact of foreign exchange rates and the aqua business that was divested on July 9, 2024. 3Based on base business performance, excluding potential impacts from Fx. 2025 Outlook Calls for Topline Growth Acceleration1 Expectations Revenue Growth2 Accelerates to MSD % Adjusted EBITDA Growth3 LSD % including U.K. CMO Net Leverage High 3x to Low 4x 21

J.P. Morgan Healthcare Conference | January 2025

Launching Our Diverse Portfolio of Innovation

Six potential blockbusters on track, expected to accelerate revenue to mid-single digit (MSD) organic constant currency growth in 2025

Five key updates since November earnings call:

- ✓ Launching and shipping **Credelio Quattro** this month
- ✓ **Zenrelia** tracking to expectations, adding several hundred clinics per week; accelerating DTC to start this month
- ✓ Increasing **AdTab** peak sales opportunity to blockbuster status
- ✓ Blockbuster status achieved for **Experior** in the U.S. alone; heifer clearance driving continued growth
- ✓ **Carbon inset market** proven as dairy farmers earned ~$10M for credits created by using **Rumensin**


Elanco

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Guidance and GAAP reported to non-GAAP adjusted reconciliations Appendix

Full Year 2024 Financial Guidance1 $ millions, except per share values 2024 Revenue $4,420 - $4,450 Reported Net Income $286 - $317 Adjusted EBITDA2 $900 - $930 Reported Diluted EPS $0.58 - $0.64 Adjusted Diluted EPS2 $0.89 - $0.95 1Represents 2024 full year guidance, as provided in the Company’s Q3 2024 earnings presentation issued on November 7, 2024. 2Non-GAAP financial measure. See slides 25 and 26 for the GAAP to non-GAAP reconciliations. 24

Full Year 2024 EPS Guidance Reconciliation1 Note: Numbers may not add due to rounding. 1Represents 2024 full year guidance, as provided in the Company’s Q3 2024 earnings presentation issued on November 7, 2024. 2Adjusted EPS is calculated as the sum of reported EPS and total adjustments to EPS. 25 Reported Earnings per Share $0.58 - $0.64 Amortization of Intangible Assets Approx. $1.06 Asset Impairment, Restructuring, and Other Special Charges $0.29 - $0.31 Gain on Divestiture Approx. $1.28 Other Expenses, Net Approx. $0.04 Subtotal $0.11 - $0.13 Tax Impact of Adjustments $0.19 - $0.20 Total Adjustments to Earnings per Share $0.31 - $0.32 Adjusted Earnings per Share2 $0.89 - $0.95

Full Year 2024 $ millions EBITDA Guidance Reconciliation1 Note: Numbers may not add due to rounding 1Represents 2024 full year guidance, as provided in the Company’s Q3 2024 earnings presentation issued on November 7, 2024. 26 Reported Net Income $286 - $317 Net Interest Expense Approx. $235 Income Tax Expense $190 - $199 Depreciation and Amortization Approx. $660 EBITDA $1,373 - $1,413 Non-GAAP Adjustments Asset Impairment, Restructuring, and Other Special Charges Approx. $155 Gain on divestiture Approx. $(640) Other Expense (Income), Net Approx. $5 Adjusted EBITDA $900 - $930 Adjusted EBITDA Margin 20.4% - 20.9%